Ex 10.3

THIRD AMENDMENT TO CREDIT AGREEMENT
THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of December 18, 2013, among ENERSYS, a Delaware corporation (the “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders, the Administrative Agent, Wells Fargo Bank, National Association, as Syndication Agent, and RB International Finance (USA) LLC and PNC Bank, National Association, as Co-Documentation Agents and Co-Managers, are parties to a Credit Agreement, dated as of March 29, 2011 (as amended, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”); and
WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided.
NOW, THEREFORE, IT IS AGREED:

I.	Amendment to Credit Agreement.
1.    Section 10.02(v) of the Credit Agreement is hereby amended by inserting the text “, unless all of the Equity Interests of such Subsidiary or joint venture owned by the Borrower and its Subsidiaries are so sold” after the text “(other than the Equity Interests of any Subsidiary or joint venture” appearing in said Section.

II.	Miscellaneous Provisions.
1.    In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that:
(a)    no Default or Event of Default exists as of the Third Amendment Effective Date, both before and after giving effect to this Third Amendment; and
(b)    all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be true and correct in all material respects as of such specified date).

2.    This Third Amendment is limited as specified and shall not constitute a modification, acceptance, consent to, deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document. This Third Amendment constitutes a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.
3.    This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
4.    THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
5.    This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(i)    the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered by way of facsimile or other electronic transmission) the same to the Administrative Agent at White & Case LLP, Attention: Project EnerSys (facsimile: 212-354-8113 / e-mail: myip@whitecase.com); and
(ii)    the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due under the terms of the Credit Documents.
6.    From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

ENERSYS
By:
Name: Title:

BANK OF AMERICA, N.A, as Administrative Agent and Collateral Agent
By:
Name: Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS
NAME OF INSTITUTION:

By:
Name:
Title: